UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 28, 2022

CRESTWOOD EQUITY PARTNERS LP

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34664	43-1918951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

811 Main St., Suite 3400

Houston, TX 77002

(Address of principal executive offices)

(832) 519-2200

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common units representing limited partner interests	CEQP	New York Stock Exchange
Preferred units representing limited partner interests	CEQP-P	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Registration Rights Agreement

On February 1, 2022 (the “Closing Date”), Crestwood Equity Partners LP, a Delaware limited partnership (the “Partnership”), entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Oasis Petroleum Inc. (“Oasis Petroleum”), a Delaware corporation, and certain of its subsidiaries, pursuant to which, among other things, Oasis Petroleum and certain of its subsidiaries were granted customary rights, including, among other things, to require the Partnership to file and maintain the effectiveness of a registration statement with respect to the resale of common units representing limited partner interests in the Partnership (“Crestwood Common Units”) owned by Oasis Petroleum and certain of its subsidiaries (including by having their Crestwood Common Units registered for resale in certain other registration statements filed by the Partnership or in certain underwritten offerings proposed by the Partnership) and, under certain circumstances, to require the Partnership to initiate up to three underwritten offerings for such Crestwood Common Units, subject to a minimum threshold.

Also pursuant to the Registration Rights Agreement, Oasis Petroleum and certain of its subsidiaries agreed not to directly or indirectly sell or otherwise dispose of their Crestwood Common Units received in the LP Merger (as defined below) for a period ending 90 days following the Closing Date, subject to certain exceptions, including a pro rata dividend of such Crestwood Common Units to Oasis Petroleum’s stockholders. Additionally, for a period of two years following the Closing Date, the Partnership will have a right of first offer in connection with certain sales by Oasis Petroleum and its subsidiaries of its Crestwood Common Units.

Director Nomination Agreement

On the Closing Date, the Partnership entered into a Director Nomination Agreement with Oasis Petroleum (the “Director Nomination Agreement”). The Director Nomination Agreement grants Oasis Petroleum certain designation rights pursuant to which Oasis Petroleum may cause the board of directors (the “Board”) of Crestwood Equity GP LLC, the general partner of the Partnership (“Crestwood GP”) to nominate to the slate of nominees recommended by Crestwood GP for election for each applicable special or annual election of the Partnership at which directors are to be elected the designees selected by Oasis Petroleum. For so long as Oasis Petroleum and its affiliates own at least 15% of the issued and outstanding Crestwood Common Units, Oasis Petroleum may designate for nomination two directors. Oasis Petroleum may designate for nomination one director if Oasis Petroleum and its affiliates own at least 10% (but less than 15%) of the issued and outstanding Crestwood Common Units. If Oasis Petroleum and its affiliates own less than 10% of the issued and outstanding Common Units, Oasis Petroleum will cease to have any rights to designate a director for nomination under the Director Nomination Agreement.

Master Amendment to Commercial Agreements

On the Closing Date, Oasis Petroleum North America LLC, a Delaware limited liability company (“OPNA”) and wholly owned subsidiary of Oasis Petroleum, Oasis Midstream Partners LP, a Delaware limited partnership (“OMP”), Oasis Petroleum Marketing LLC, a Delaware limited liability company (“OPM”) and wholly owned subsidiary of Oasis Petroleum, Oasis Midstream Services LLC, a Delaware limited liability company (“OMS”), OMP Operating LLC, a Delaware limited liability company (“OMP Operating”), and Bighorn DevCo LLC, a Delaware limited liability company (“Bighorn”), entered into a Master Amendment to Commercial Agreements (the “Master Amendment”). The Master Amendment amends certain commercial agreements among Oasis Petroleum and its affiliates, on the one hand, and OMP and its affiliates, on the other hand, which include (i) the Gas Gathering, Compression, Processing and Gas Lift Agreement, dated as of September 25, 2017, by and among OPNA, OPM, OMS and OMP, (ii) the Produced and Flowback Water Gathering and Disposal Agreement in the Wild Basin, dated as of September 25, 2017, by and among OPNA, OMS, and OMP, (iii) the Produced and Flowback Water Gathering and Disposal Agreement in the Beartooth Area, dated as of September 25, 2017, by and among OPNA, OMS, and OMP, (iv) the Crude Oil Gathering, Stabilization, Blending and Storage Agreement, dated as of September 25, 2017, by and among OPNA, OPM, OMS and OMP, (v) the Crude Oil Gathering Agreement, dated as of August 4, 2021, by and among OPNA, OPM, and Bighorn, (vi) Gas Purchase Agreement, dated as of September 23, 2020, by and among OPNA and OMP Operating, and (vii) the Freshwater Purchase and Sales Agreement, dated as of September 25, 2017, by and among OPNA, OMS and OMP.

The foregoing descriptions of the Registration Rights Agreement, Director Nomination Agreement and Master Amendment are qualified in their entirety by reference to the full text of the Registration Rights Agreement, Director Nomination Agreement and Master Amendment, copies of which are attached as Exhibit 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On the Closing Date, the Partnership completed the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 25, 2021, by and among the Partnership, Project Falcon Merger Sub LLC, a Delaware limited liability company and direct wholly owned subsidiary of the Partnership (“Merger Sub”), Project Phantom Merger Sub LLC, a Delaware limited liability company and direct wholly owned subsidiary of the Partnership (“GP Merger Sub”), OMP, OMP GP LLC, a Delaware limited liability company and the general partner of OMP (the “OMP General Partner”), and, solely for the purposes of Section 2.1(a)(i) of the Merger Agreement, Crestwood GP. Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub merged with and into OMP (the “LP Merger”), with OMP surviving the LP Merger as a subsidiary of the Partnership, and GP Merger Sub merged with and into the OMP General Partner (the “GP Merger” and, together with the LP Merger, the “Mergers”), with the OMP General Partner surviving the GP Merger as a wholly owned subsidiary of the Partnership.

On the Closing Date: (i) 6,520,944 common units representing limited partner interests in OMP (“OMP Common Units”) issued and outstanding immediately prior to the effective time of the Mergers (the “Effective Time”) and owned by OMS Holdings LLC, a Delaware limited liability company (“OMS Holdings”) and subsidiary of Oasis Petroleum (such OMP Common Units, the “Sponsor Cash Units”), were converted into the right to receive $150,000,000 in cash in the aggregate and each other OMP Common Unit issued and outstanding immediately prior to the Effective Time owned by Oasis Petroleum or its subsidiaries (other than OMP) (together with the Sponsor Cash Units, the “Sponsor Units”) was converted into the right to receive 0.7680 Crestwood Common Units; (ii) each OMP Common Unit issued and outstanding immediately prior to the Effective Time (other than the Sponsor Units) was converted into the right to receive 0.8700 Crestwood Common Units (the “Public Holder Exchange Ratio”) and (iii) all of the limited liability company interests of the OMP General Partner issued and outstanding as of immediately prior to the Effective Time were converted into the right to receive $10,000,000 in cash in the aggregate. Upon completion of the Mergers, Oasis Petroleum owned approximately 21.7% of the issued and outstanding Crestwood Common Units.

On the Closing Date, each award of restricted units that corresponded to OMP Common Units, vested or unvested (each, an “OMP Restricted Unit Award”), that was outstanding immediately prior to the Effective Time, automatically became fully vested and, without any action on the part of OMP, the Partnership or the holder thereof, was cancelled and converted into a right to receive a number of unrestricted Crestwood Common Units equal to the product obtained by multiplying the number of OMP Common Units subject to such OMP Restricted Unit Award immediately prior to the Effective Time by the Public Holder Exchange Ratio, rounded up or down to the nearest whole Crestwood Common Unit and less any units withheld to satisfy any tax withholding obligations.

The foregoing summary of the Merger Agreement and Mergers does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 28, 2021 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Following the consummation of the LP Merger, on the Closing Date, (i) OMP merged with and into Crestwood Midstream Partners LP, a Delaware limited partnership and wholly owned subsidiary of the Partnership (“CMLP”), with CMLP surviving the merger as the surviving partnership and (ii) OMP Finance Corp., a Delaware corporation (“OMP Finance”), merged with and into Crestwood Midstream Finance Corp., a Delaware corporation and wholly owned subsidiary of CMLP (“Crestwood Finance” and together with CMLP, the “Issuers”) (the “Second Mergers”). As of the effective time of the Second Mergers, CMLP, as the surviving partnership, (i) assumed all of OMP’s obligations under its 8.000% Senior Notes due 2029 (“OMP Senior Notes”) and the Indenture, dated as of March 30, 2021 (the “OMP Indenture”), by and among OMP, OMP Finance, the guarantors named therein and Regions Bank, as Trustee (the “Trustee”), (ii) entered into a First Supplemental Indenture to the OMP Indenture (the “First Supplemental Indenture”), by and among CMLP, as successor issuer to OMP, Crestwood Finance, as successor issuer to OMP Finance, the guarantors party thereto and the Trustee, (iii) with regard to the Indenture, dated as of March 14, 2017 (as amended and supplemented, the “2025 Notes Indenture”), among the Issuers, the guarantors party thereto and U.S. Bank National Association, a national banking association, as trustee (the “ Predecessor CMLP Trustee”), entered into a Fourth Supplemental Indenture to the 2025 Notes Indenture (the “2025 Notes Supplemental Indenture”), among the Issuers, the guarantors named herein and U.S. Bank Trust Company, National Association, as successor in interest to the Predecessor CMLP Trustee the “CMLP Trustee”), (iv) with regard to the Indenture, dated as of April 15, 2019, (the “2027 Notes Indenture”), among the Issuers, the guarantors party thereto and the Predecessor CMLP Trustee, entered into a First Supplemental Indenture to the 2027 Notes Indenture (the “2027 Notes Supplemental Indenture”), among the Issuers, the guarantors named therein and the Predecessor CMLP Trustee and (v) with regard to the Indenture, dated as of January 21, 2021 (the “2029 Notes Indenture”), among the Issuers, the guarantors party thereto and the CMLP Trustee, entered into a First Supplemental Indenture to the 2029 Notes Indenture (the “2029 Notes Supplemental Indenture”), among the Issuers, the guarantors named therein and CMLP Trustee.

Pursuant to the First Supplemental Indenture, (i) the Issuers assumed all of OMP and OMP Finance’s respective obligations under the OMP Senior Notes and the OMP Indenture and (ii) added certain guarantors named in the First Supplemental Indenture. Pursuant to each of the 2025 Notes Supplemental Indenture, the 2027 Notes Supplemental Indenture and the 2029 Notes Supplemental Indenture, the parties thereto added certain guarantors named therein to each of the 2025 Notes Indenture, the 2027 Notes Indenture and the 2029 Notes Indenture, respectively.

Pursuant to the OMP Indenture, as supplemented by the First Supplemental Indenture (the “Indenture”), interest on the OMP Notes accrues at a rate of 8.000% per annum on the outstanding principal amount thereof from March 30, 2021, payable semi-annually on April 1 and October 1 of each year. The OMP Notes will mature on April 1, 2029.

The OMP Notes are the Issuers’ senior unsecured obligations and rank equally in right of payment with all of the Issuers’ future senior unsecured indebtedness and senior in right of payment to any of the Issuers’ future subordinated indebtedness. The Guarantors (as defined in the indenture) are guaranteeing the OMP Notes pursuant to the Indenture. All of CMLP’s future restricted subsidiaries that either guarantee any of the Issuers’ or a Guarantor’s other indebtedness or are classified as domestic restricted subsidiaries under the Indenture and are obligors with respect to certain other debt will also guarantee the OMP Notes. The guarantees rank equally in right of payment with all of the future senior unsecured indebtedness of such Guarantor and senior in right of payment to any future subordinated indebtedness of such Guarantor. The OMP Notes and the guarantees are effectively subordinated to all of the Issuers’ and the Guarantors’ secured indebtedness (including all borrowings and other obligations under CMLP’s revolving credit facility) to the extent of the value of the collateral securing such indebtedness, and will be structurally subordinated to all indebtedness and other liabilities, including trade payables, of any of CMLP’s subsidiaries that do not guarantee the OMP Notes (other than liabilities owed to CMLP).

The Issuers may on any one or more occasions redeem some or all of the OMP Notes at any time on or after April 1, 2024 at the redemption prices listed in the Indenture. Prior to April 1, 2024, the Issuers may on any one or more occasions redeem all or a portion of the OMP Notes at a price equal to 100% of the principal amount of the OMP Notes plus a “make-whole” premium and accrued and unpaid interest to the redemption date. In addition, any time prior to April 1, 2024, the Issuers may on any one or more occasions redeem OMP Notes in an aggregate principal amount not to exceed 40% of the aggregate principal amount of the OMP Notes issued prior to such date at a redemption price of 108%, plus accrued and unpaid interest to the redemption date, with an amount not greater than the net cash proceeds from certain equity offerings.

If CMLP experiences a change of control triggering event (as defined in the Indenture), it will be required to make an offer to repurchase the OMP Notes at a price equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to but not including the date of repurchase. If CMLP sells certain assets and fails to use the proceeds in a manner specified in the Indenture, it will be required to use the remaining proceeds to make an offer to repurchase the OMP Notes at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of repurchase.

The Indenture contains certain covenants that, subject to certain exceptions and qualifications, among other things, limit CMLP’s ability and the ability of its restricted subsidiaries to incur or guarantee additional indebtedness or issue certain redeemable or preferred equity, make certain investments, declare or pay dividends or make distributions on equity interests or redeem, repurchase or retire equity interests or subordinated indebtedness, transfer or sell assets including equity of restricted subsidiaries, agree to payment restrictions affecting CMLP’s restricted subsidiaries, consolidate, merge, sell or otherwise dispose of all or substantially all of its assets, enter into transactions with affiliates, incur liens and designate certain of CMLP’s subsidiaries as unrestricted subsidiaries. Certain of these covenants are subject to termination upon the occurrence of certain events.

The foregoing summary of the OMP Indenture, the First Supplemental Indenture, the 2025 Notes Supplemental Indenture, the 2027 Notes Supplemental Indenture and the 2029 Notes Supplemental Indenture does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of (i) the OMP Indenture, which is filed as Exhibit 4.1 to OMP’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 1, 2021 and incorporated herein by reference, (ii) the First Supplemental Indenture, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference, (ii) the 2025 Notes Supplemental Indenture, a copy of which is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference, (iii) the 2027 Notes Supplemental Indenture, a copy of which is attached as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated herein by reference and (iv) the 2029 Notes Supplemental Indenture, a copy of which is attached as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03	Material Modification to the Rights of Security Holders.

The description of the Registration Rights Agreement and the Director Nomination Agreement set forth under Item 1.01 above is incorporated into this Item 3.03 by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The information set forth in Items 1.01 and 2.01 of this Current Report on Form 8-K are incorporated herein by reference into this Item 5.02.

On January 28, 2022, Alvin Bledsoe, a member of the Board, notified the Partnership that he would resign from the Board effective as of January 31, 2022. The resignation was not the result of any disagreement with the Partnership or any of its affiliates on any matter relating to the operations, policies, or practices of the Partnership.

On February 1, 2022, the Board increased the size of the Board from nine to 10 directors and elected each of John Lancaster, Jr. and John Jacobi to serve as a director on the Board, in each case designated by Oasis Petroleum under the terms of the Director Nomination Agreement. Mr. Lancaster will serve as a Class II director and Mr. Jacobi will serve as a Class III director.

Mr. Lancaster and Mr. Jacobi will be compensated in accordance with the Partnership’s compensation policy for non-employee directors as described in the Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed with the United States Securities and Exchange Commission on February 26, 2021. Other than with respect to the Director Nomination Agreement, there are no arrangements or understandings between Mr. Lancaster or Mr. Jacobi and any other person pursuant to which Mr. Lancaster or Mr. Jacobi was elected to the Board, and there are no relationships between Mr. Lancaster or Mr. Jacobi, on the one hand, and the Partnership, on the other hand, that would require disclosure under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Lancaster has been appointed to serve on the Compensation and Finance Committees of the Board and Mr. Jacobi has been appointed to serve on the Sustainability Committee of the Board.

Pursuant to the Sixth Amended and Restated Agreement of Limited Partnership of the Partnership, Mr. Lancaster and Mr. Jacobi will be fully indemnified for actions associated with being a director to the extent permitted under the Delaware Revised Uniform Limited Partnership Act, including by entering into an indemnification agreement with the Partnership pursuant to which, among other things, the Partnership will indemnify the new directors for actions associated with being a director. The foregoing description of such indemnification agreements is subject to, and is qualified in entirety by, the full text of the Form of Director and Officer Indemnification Agreement, which is attached hereto as Exhibit 10.4 and incorporated by reference into this Item 5.02.

Item 7.01	Regulation FD Disclosure.

On February 1, 2022, the Partnership issued two press releases, one, jointly with OMP, announcing the completion of the Mergers (the “Merger Press Release”) and the other announcing the appointment of directors (the “Director Press Release”). A copy of the Merger Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the Director Press Release is attached hereto as Exhibit 99.2 and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1 and 99.2, be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward Looking Statements

This Current Report on Form 8-K may include certain statements concerning expectations for the future, including statements regarding the anticipated benefits and other aspects of the transactions described above, that are forward-looking statements as defined by federal law. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond management’s control, including the risk that the anticipated benefits from the Mergers cannot be fully realized. An extensive list of factors that can affect future results are discussed in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2020 and other documents filed by the Partnership from time to time with the SEC, including in the consent statement/prospectus filed by the Partnership on December 30, 2021, in connection with the LP Merger. The Partnership undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

Item 9.01	Financial Statements and Exhibits.

(a)     Financial Statements

The historical audited financial statements of OMP as of December 31, 2020 and 2019, the related audited consolidated statements of operations, changes in equity, and cash flows for each of the years ended December 31, 2020, 2019 and 2018, and the notes related thereto, are incorporated by reference into this Item 9.01(a) from OMP’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on March 8, 2021.

The historical unaudited condensed consolidated balance sheets of OMP as of September 30, 2021 and December 31, 2020, the related unaudited condensed consolidated statements of operations for the three and nine months ended September 30, 2021 and 2020, the unaudited condensed consolidated statements of cash flows for the nine months ended September 30, 2021 and 2020, and the unaudited condensed consolidated statements of changes in equity for the three and nine months ended September 30, 2021 and 2020, and the notes related thereto, are incorporated by reference into this Item 9.01(a) from OMP’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021 filed with the SEC on November 4, 2021.

(b)     Pro Forma Financial Information.

The unaudited pro forma condensed consolidated combined financial information, comprised of the pro forma balance sheet as of September 30, 2021, the related pro forma statements of operations for the year ended December 31, 2020, and the nine months ended September 30, 2021, and the related notes to the unaudited pro forma condensed consolidated combined financial information, giving effect to the Mergers as if they occurred on (i) September 30, 2021, in the case of the pro forma balance sheet and (ii) January 1, 2020, in the case of the pro forma statements of operations, were previously filed in the consent statement/prospectus filed with the SEC on December 28, 2021 under the caption “Unaudited Pro Forma Condensed Consolidated Combined Financial Information,” which is incorporated by reference into this Item 9.01(b).

(d) Exhibits

Exhibit Number	Description

2.1*†	Agreement and Plan of Merger, dated as of October 25, 2021, by and among Oasis Midstream Partners LP, OMP GP LLC, Crestwood Equity Partners LP, Project Falcon Merger Sub LLC, Project Phantom Merger Sub LLC, and, solely for the purposes of Section 2.1(a)(i) thereof, Crestwood Equity GP LLC (incorporated herein by reference to Exhibit 2.1 to Crestwood Equity Partners LP’s Form 8-K filed on October 28, 2021).

4.1	First Supplemental Indenture, dated as of February 1, 2022, among Crestwood Midstream Partners LP, Crestwood Midstream Finance Corp., the guarantors named therein and Regions Bank .

4.2	Fourth Supplemental Indenture, dated as of February 1, 2022, among Crestwood Midstream Partners LP, Crestwood Midstream Finance Corporation, the guarantors named therein and U.S. Bank National Association.

4.3	First Supplemental Indenture, dated as of February 1, 2022, among Crestwood Midstream Partners LP, Crestwood Midstream Finance Corporation, the guarantors named therein and U.S. Bank National Association.

4.4	First Supplemental Indenture, dated as of February 1, 2022, among Crestwood Midstream Partners LP, Crestwood Midstream Finance Corporation, the guarantors named therein and U.S. Bank National Association.

4.5	Indenture, dated as of March 30, 2021, by and among Oasis Midstream Partners LP, as issuer, OMP Finance Corp., as co-issuer, OMP Operating LLC, OMP DevCo Holdings Corp., Beartooth DevCo LLC, Bighorn DevCo LLC, Bobcat DevCo LLC, and Panther DevCo LLC, as guarantors, and Regions Bank, as trustee (incorporated by reference to Exhibit 4.1 to Oasis Midstream Partners LP’s Current Report on Form 8-K filed on April 1, 2021).

4.6	Registration Rights Agreement, dated as of February 1, 2022, by and among Crestwood Equity Partners LP, Oasis Petroleum Inc., OMS Holdings LLC and Oasis Investment Holdings LLC.

10.2	Director Nomination Agreement, dated as of February 1, 2022, by and among Crestwood Equity Partners LP, Crestwood Equity GP LLC and Oasis Petroleum Inc.

10.3**	Master Amendment to Commercial Agreements, dated as of February 1, 2022, by and among Oasis Petroleum North America LLC, Oasis Petroleum Marketing LLC, Oasis Midstream Services LLC, Oasis Midstream Partners LP, OMP Operating LLC and Bighorn DevCo LLC.

10.4	Form of Director and Officer Indemnification Agreement.

23.1	Consent of PricewaterhouseCoopers LLP with respect to Oasis Midstream Partners LP’s financial statements.

99.1	Press Release dated February 1, 2022 (Mergers).

99.2	Press Release dated February 1, 2022 (Director Appointment).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the SEC upon request.

**

Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10) of Regulation S-K. The registrant hereby agrees to furnish supplementally an unredacted copy of the exhibit to the SEC upon its request.

†

Certain portions of this exhibit have been redacted pursuant to Item 601(b)(2)(ii) of Regulation S-K. The registrant hereby agrees to furnish supplementally an unredacted copy of the exhibit to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2022

CRESTWOOD EQUITY PARTNERS LP

By:	Crestwood Equity GP LLC
its general partner

By:	/s/ Michael K. Post
Name:	Michael K. Post
Title:	Vice President, Associate General Counsel & Corporate Secretary